EXHIBIT 32.1

CONTACT MINERALS CORP.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Contact Minerals Corp. (the “Company”) on Form 10-K for the year ended July 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shiong Han Wee, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shiong Han Wee Shiong Han Wee
Date: October 27, 2017	Chief Executive Officer